                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman and President

                                                                  August 2, 2000
Fellow Partner:

     Our Fund earned $1.68 per share of net investment income in the six months ended June 30, 2000. Earnings in the same period of 1999 were $1.76 per share. As I noted in my last letter to you, the reduction in net investment income is primarily attributable to reduced dividend income. Philip Morris Cos. stock, which paid a large dividend, was sold in 1999 because of deteriorating fundamentals. Also, portfolio additions were made where growth is emphasized but dividends are not currently being paid.

     After providing for the $0.85 per share distribution to partners of record on June 29, 2000, the net asset value per partnership share at June 30, 2000 was $409.76, again a record quarter-end high.

     Mr. G. Willing Pepper, a Managing General Partner since inception of the Fund, retired in June 2000. We thank him for his long and faithful service.

     Since our last report the following securities were sold, as explained in the Adviser's letter:

SHARES                                           SHARES
------                                           ------
53,400  Alltel Corp.                             97,500  Hershey Foods Corp.
45,130  Armstrong Holdings, Inc.                 17,100  Lowe's Companies, Inc.
49,826  BANC ONE CORPORATION                     35,000  Staples, Inc.
20,795  Burlington Resources, Inc.               61,600  WORLDCOM, Inc.

     The holding of Atlantic Richfield Co. was replaced by BP Amoco, PLC pursuant to a merger. Hewlett-Packard Company distributed shares of Agilent Technologies, Inc. and Baxter International, Inc., distributed shares of Edwards Lifesciences Corp. Stock splits increased the shares in American Express Co., General Electric Co. and Motorola, Incorporated.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

US MARKET OVERVIEW

     Volatility was once again the overriding story of domestic equity markets during the second quarter of 2000. The Russell 3000 Index, a gauge of the broad US market, finished the quarter down 3.5% yet is still up 1.0% year to date. Continued interest rate concerns and the potential impact of recent rate hikes on corporate earnings kept many investors on the sidelines. Lower trading volumes during the quarter were a major contributor to the wild market swings. Leading economic indicators began to show signs late in the quarter that interest rate increases by the Federal Reserve are having their desired effect in slowing down the economy. A hoped-for soft landing may lead to renewed investor optimism that an end to the increases is near.

     Health care stocks led the market during the quarter with a 27.8% return in the S&P 500 Index; the Fund's significant overweight in this sector helped performance. This performance is in sharp contrast with the sector's last place finish among the 12 industry sectors for calendar year 1999. The consumer staples sector also saw a reversal of fortunes, moving from the worst first quarter of 2000 sector to the second best performing sector during the second quarter with a 12.6% gain. Technology stocks within the S&P 500 dropped 7.0% as investors continued to be more cautious about names with extended P/E ratios and negative earnings. The basic materials sector, down 12.7%, was the S&P 500's worst performer in the quarter; the Fund's modest overweight in this sector hurt performance.

     Large cap stocks slightly outperformed small caps as the Russell 1000 Index finished the quarter down 3.4%, just ahead of the -3.8% return posted by the Russell 2000. Small caps closed the performance gap during June, as the Russell 2000 returned 8.7% versus 2.6% for the large caps. Style was a factor in the small cap market during the quarter. The Russell 2000 Value Index handily outperformed its growth counterpart, returning 2.0% versus a -7.4% return for the Russell 2000 Growth Index. In the large cap universe, however, growth outperformed value as the Russell 1000 Growth Index was down only 2.7% for the quarter versus the -4.7% return for the Value Index.

     The Fund has both growth and value characteristics. The stocks within the Fund show revenue and earnings growth of 10% and 26% versus the S&P's 6% and 18%, respectively, over the last twelve months, which are growth characteristics. However the stocks in the Fund trade at a discount to the market on average and yield more than the market, which are value characteristics. Overall in the second quarter, the Fund benefited from the relatively better performance of larger growth stocks versus larger value stocks.

     Fund-specific negative developments in two telecommunications stocks and the severe underperformance which has characterized the retail sector over the last three quarters recently combined to create losses in several of the Fund's holdings. The Fund's investment manager took advantage of the opportunity to use these losses to offset the gains in some long term Fund holdings which, in the judgment of the Fund's investment manager, no longer offer growth or positive performance characteristics. Thus the Fund liquidated its holdings in Alltel, Armstrong Holdings, BANC ONE, Burlington Resources, Hershey Foods, Lowe's Companies and Staples and significantly reduced its holdings in WORLDCOM during the second quarter.

                              PERFORMANCE SUMMARY

                                                  CHESTNUT STREET      DJIA      S&P 500
                                                   EXCHANGE FUND      INDEX       INDEX
                                                  ---------------    --------    --------
2nd Quarter.....................................         2.38%          (0.59)%     (2.66)%
1 Year..........................................        11.26%           0.10%       7.38%
3 Years.........................................        14.49%          13.99%      19.74%
5 Years.........................................        19.78%          21.13%      23.89%
10 Years........................................        17.27%          16.99%      17.83%
Inception**
  Annualized....................................        16.00%          14.95%      15.74%
  Cumulative....................................     3,213.49%       2,541.63%   3,003.68%

**Inception December 29, 1976

Returns are as of June 30, 2000

August 1, 2000                    BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                                 JUNE 30, 2000

                                  (UNAUDITED)

  SHARES                                         VALUE
-----------                                   ------------
              COMMON STOCKS--96.0%
              BASICS--3.9 %
    193,400   Air Products & Chemicals,
                Inc. ...................      $  5,959,138
    208,000   Cabot Corporation.........         5,668,000
     49,638   Consolidated Papers,
                Inc. ...................         1,814,889
     67,148   Crown Cork & Seal Company,
                Inc. ...................         1,007,220
     55,033   Westvaco Corp. ...........         1,365,506
     45,830   Weyerhaeuser Company......         1,970,690
                                              ------------
                                                17,785,443
                                              ------------
              CAPITAL EQUIPMENT--6.9%
    202,185   Emerson Electric
                Company.................        12,206,919
    384,000   General Electric Co. .....        19,584,000
                                              ------------
                                                31,790,919
                                              ------------
              CONSUMER CYCLICALS--4.9%
    204,000   Disney (Walt) Company.....         7,917,750
     50,647   Dun & Bradstreet
                Corporation.............         1,449,770
     61,948   Genuine Parts Co. ........         1,238,960
     68,416   Harland (John H.) Co. ....         1,021,964
    202,468   McDonald's Corporation....         6,668,790
     52,000   Minnesota Mining &
                Manufacturing Company...         4,290,000
                                              ------------
                                                22,587,234
                                              ------------
              ENERGY--3.0%
     44,280   BP Amoco, Plc, ADR........         2,504,588
     77,648   Exxon Mobil Corp. ........         6,100,221
     60,432   Schlumberger, Ltd. .......         4,509,738
     11,699   Transocean Sedco Forex,
                Inc. ...................           625,165
                                              ------------
                                                13,739,712
                                              ------------
              FINANCIAL--10.8%
    131,790   American Express Co. .....         6,869,554
    208,286   Bank Of America Corp. ....         8,956,298
    118,953   *Cendant Corp. ...........         1,665,342
     36,084   CIGNA Corp. ..............         3,373,854
     70,000   Fannie Mae................         3,653,125
     97,200   First Union Corp. ........         2,411,775
     58,176   Marsh & McLennan
                Companies, Inc. ........         6,075,756
     40,000   Morgan (J.P.) Co.,
                Inc. ...................         4,405,000
    314,532   Wells Fargo & Co. ........        12,188,115
                                              ------------
                                                49,598,819
                                              ------------

  SHARES                                         VALUE
-----------                                   ------------
              HEALTHCARE--19.6%
    243,928   Abbott Laboratories,
                Inc. ...................      $ 10,870,042
     44,000   Aetna, Inc. ..............         2,824,250
     39,177   Baxter International,
                Inc. ...................         2,754,633
      7,835   *Edwards Lifesciences
                Corp. ..................           149,844
     96,599   IMS Health, Inc. .........         1,738,782
    379,208   Johnson & Johnson, Inc. ..        38,631,815
    407,990   Merck & Company, Inc. ....        31,262,234
     28,696   Smithkline Beecham, Plc,
                ADR.....................         1,870,621
                                              ------------
                                                90,102,221
                                              ------------
              RETAIL--1.9%
    116,772   Albertson's, Inc. ........         3,882,669
    117,200   CVS Corp. ................         4,688,000
                                              ------------
                                                 8,570,669
                                              ------------
              STAPLES--3.5%
    283,411   Coca Cola (The) Company...        16,278,419
                                              ------------
              TECHNOLOGY--38.6%
     17,008   *Agilent Technologies,
                Inc. ...................         1,254,340
     12,577   *Gartner Group, Inc. Class
                B.......................           124,198
     44,596   Hewlett-Packard Company...         5,568,926
     41,884   International Business
                Machines Corporation....         4,588,916
  1,042,946   Intel Corp. ..............       139,428,843
     84,260   Lucent Technologies,
                Inc. ...................         4,992,405
     55,400   *Microsoft Corp. .........         4,432,000
    357,354   Motorola, Incorporated....        10,385,601
    138,212   Tyco International,
                Ltd. ...................         6,547,794
                                              ------------
                                               177,323,023
                                              ------------
              TRANSPORTATION--0.9%
    119,796   Burlington Northern Santa
                Fe Corp. ...............         2,747,821
     40,000   Union Pacific Corp. ......         1,487,500
                                              ------------
                                                 4,235,321
                                              ------------
              UTILITIES--1.9%
    124,355   GTE Corp. ................         7,741,099
     24,200   *WORLDCOM, Inc. ..........         1,110,175
                                              ------------
                                                 8,851,274
                                              ------------
              Total Common Stocks
                   (Cost:
                $38,064,596)............       440,863,052
                                              ------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

    PAR                                          VALUE
-----------                                   ------------
SHORT-TERM OBLIGATIONS--4.1%
$19,070,000   Federal Home Loan Mortgage
                Corp. Discount Note
                07/03/00, 6.6% (Cost:
                $19,063,039)............      $ 19,063,039
                                              ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost: $57,127,635)............ 100.1%      459,926,091

Distributions payable...........  (0.4%)       (1,909,854)

Other assets in excess of other
liabilities.......................  0.3%        1,394,541

                                  -----      -------------
NET ASSETS (Applicable to
1,121,168 partnership
shares outstanding).......        100.0%     $459,410,778
                                  =====      ============
NET ASSET VALUE PER SHARE...............     $     409.76
                                             ============

    PAR                                          VALUE
-----------                                   ------------
NET ASSETS APPLICABLE TO SHARES OWNED BY:
Limited partners (1,116,660 shares)...        $457,563,576

Managing general partners   (4,508
shares).................................         1,847,202
                                              ------------
Total net assets (1,121,168 shares)...        $459,410,778
                                              ============

---------------
* Non-Income Producing

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends...............................   $ 2,487,583
  Interest................................       220,357
                                             -----------
      Total investment income.............     2,707,940
                                             -----------
EXPENSES
  Investment advisory fee.................       701,634
  Managing general partners' compensation
    and officer's salary..................        39,530
  Legal...................................        22,439
  Audit...................................        19,512
  Custodian...............................        11,734
  Transfer agent..........................        10,523
  Miscellaneous expenses..................        10,423
  Printing................................         8,377
  Insurance...............................         3,636
                                             -----------
      Total expenses......................       827,808
                                             -----------
      Net investment income...............     1,880,132
                                             -----------

REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Realized gain from security
    transactions: distributed upon
    redemption of partnership shares......     8,098,408

  Realized loss on investment securities
    not distributed to partnership
    shares................................      (807,688)
  Unrealized appreciation of
    investments:
    Beginning of period.....  $365,102,179
    End of period...........   402,798,455
                              ------------
                                              37,696,276
                                             -----------
        Net realized and unrealized gain
          on investments..................    44,986,996
                                             -----------
    Net increase in net assets resulting
      from operations.....................   $46,867,128
                                             ===========

                      STATEMENTS OF CHANGES IN NET ASSETS

                              SIX MONTHS
                                 ENDED        YEAR ENDED
                             JUNE 30, 2000   DECEMBER 31,
                              (UNAUDITED)        1999
                             -------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..  $  1,880,132    $  4,200,405
    Net realized
      gain/(loss) from
      security transactions
      (for federal income
      tax purposes net loss
      is $17,054 (in 2000)
      and net gain is
      $4,251,255 (in
      1999)................      (807,688)      4,102,369
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership shares...     8,098,408      10,195,920
    Federal income tax on
      realized gains not
      distributed to
      partnership shares...             0      (1,487,939)
    Increase in unrealized
      appreciation of
      investments..........    37,696,276      13,330,772
                             ------------    ------------
    Increase in net assets
      resulting from
      operations...........    46,867,128      30,341,527
                             ------------    ------------
  DISTRIBUTIONS TO PARTNERS
    FROM:
    Net investment
      income...............    (1,909,854)     (4,210,357)
    Net realized gains.....             0         (63,747)
                             ------------    ------------
    Total distributions to
      partners.............    (1,909,854)     (4,274,104)
                             ------------    ------------
  CAPITAL SHARE TRANSACTIONS:
    Net asset value of 643
      and 1,058 shares
      issued in lieu of
      cash distributions...       252,816         375,854
    Cost of 22,171 and
      35,352 shares
      repurchased..........    (8,403,150)    (12,858,304)
                             ------------    ------------
    Decrease in net assets
      from capital share
      transactions.........    (8,150,334)    (12,482,450)
                             ------------    ------------
    Total increase in net
      assets...............    36,806,940      13,584,973
  NET ASSETS:
    Beginning of period....   422,603,838     409,018,865
                             ------------    ------------
    End of period..........  $459,410,778    $422,603,838
                             ============    ============

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                   SIX MONTHS
                                      ENDED
                                    JUNE 30,                   YEARS ENDED DECEMBER 31,
                                      2000       ----------------------------------------------------
                                   (UNAUDITED)     1999       1998       1997       1996       1995
                                   -----------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
  Period.........................   $ 369.83     $ 347.51   $ 293.03   $ 242.91   $ 194.26   $ 144.43
                                    --------     --------   --------   --------   --------   --------
Income From Investment
  Operations:
  Net investment income..........       1.68         3.64       3.76       3.29       3.36       3.22
  Net gains on securities (both
    realized and unrealized).....      39.95        22.39      54.49      50.27      51.18      49.82
                                    --------     --------   --------   --------   --------   --------
       Total from investment
         operations..............      41.63        26.03      58.25      53.56      54.54      53.04
                                    --------     --------   --------   --------   --------   --------
Less Distributions:
  From net investment income.....      (1.70)       (3.65)     (3.77)     (3.28)     (3.36)     (3.21)
  From realized gains............       0.00        (0.06)      0.00      (0.16)     (2.53)      0.00
                                    --------     --------   --------   --------   --------   --------
       Total distributions.......      (1.70)       (3.71)     (3.77)     (3.44)     (5.89)     (3.21)
                                    --------     --------   --------   --------   --------   --------
Net Asset Value, End of Period...   $ 409.76     $ 369.83   $ 347.51   $ 293.03   $ 242.91   $ 194.26
                                    ========     ========   ========   ========   ========   ========
Total Return.....................      22.52%*       7.52%     20.25%     22.11%     28.09%     36.88%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000's)......................   $459,411     $422,604   $409,019   $351,582   $303,195   $251,995
  Ratios to average net assets:
    Operating expenses...........       0.38%*       0.38%      0.38%      0.50%      0.51%      0.52%
    Net investment income........       0.87%*       1.00%      1.18%      1.17%      1.55%      1.84%
  Portfolio Turnover Rate........       0.00%        2.48%      0.76%      1.26%      3.92%      0.00%

---------------
* Annualized

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) Chestnut Street Exchange Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. Significant accounting policies are as follows:
    Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the close of trading on June 30, 2000. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market. Security transactions are accounted for on the trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on ex-dividend date. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make the requisite distribution of taxable investment income and capital gains to its shareholders which will relieve it from all or substantially all federal income and excise taxes. However, commencing in 1998, the Fund does not intend to distribute long-term capital gains, but will retain such gains ($4,251,255 in 1999), if any, and pay the corporate income tax rate then applicable to net long-term capital gains (35% in 1999). On the last day of the year, shareholders will be entitles to a proportionate credit of such tax payments, and their basis for the shares will be increased by the amount of undistributed gains less the tax paid by the Fund. Federal income taxes of $1,487,939 were accrued for the year ended December 31, 1999.

    In a variance from the above-stated policy of retention of gains, a capital gain distribution of $63,747 representing additional 1998 capital gains and equivalent to approximately $0.06 per share was paid (or reinvested if applicable) in 1999 and reported as taxable in 1999.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(B) Effective January 1, 1998, the Fund changed its tax status from a partnership to a regulated investment company. The change results from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997.

    PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement date January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000 for the services of BIMC and BFM. The managing general partners each receive a fixed fee as compensation for their services. PFPC Inc., an affiliate of PNC Bank, is the Fund's transfer agent.

                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(C) The aggregate cost of investments for federal income tax purposes at June 30, 2000 was $48,774,806. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost was $411,266,235; excess of tax cost over value was ($114,950).

(D) For the six months ended June 30, 2000 purchases and sales of investment securities (Excluding short-term obligations) were $0.00 and $15,135,571, respectively.

(E) At June 30, 2000, net assets consisted of:

    Overdistribution of net investment income...................      $    (33,953)
    Net unrealized appreciation of investments..................       402,798,455
    Other capital--paid-in or reinvested........................        56,646,276
                                                                      ------------
                                                                      $459,410,778
                                                                      ============

---------------------------------------------------
---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.


                              INVESTMENT ADVISERS

                         BlackRock Financial Management
                                      and
                            BlackRock Institutional
                             Management Corporation
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809


                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-1043 (Delaware)
---------------------------------------------------
---------------------------------------------------

                       CHESTNUT STREET EXCHANGE FUND LOGO

                               Semiannual Report
                                 June 30, 2000


                            Chestnut Street Exchange
                                      Fund

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                           Edward J. Roach, Treasurer
---------------------------------------------------
---------------------------------------------------